Collateral Stratification Report
                                 15YR JUMBO FEB
        (CURR_PORT in 5616,6092,5615,5640,5702,5707,5733,5740,5742,6021,
          6024,6027,6030,6039,6044,6045,6048,6100) and (blank DEL_CODE)
================================================================================


---------------------------------------------------------------------------
Pool Summary                           COUNT               UPB            %
---------------------------------------------------------------------------
Conforming                                20     $4,563,841.29        1.08%
Non Conforming                           851    418,492,085.03        98.92
---------------------------------------------------------------------------
Total:                                   871   $423,055,926.32      100.00%
---------------------------------------------------------------------------
Data as of Date:  2003-01-01
AVG UPB:  $485,712.89
GROSS WAC:  5.7288%
NET WAC:  5.477%
% SF/PUD:  96.92%
% FULL/ALT:  85.89%
% CASHOUT:  22.62%
% BUYDOWN:  0.00%
% LTV > 80 NO MI:  0.11%
WA LTV:  59.57%
% FICO > 679:  90.91%
% NO FICO:  0.16%
WA FICO:  738
% FIRST LIEN:  100.00%
% PREPAY PENALTY:  0.00%
CALIFORNIA %:  22.68%
---------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Balance                   COUNT               UPB          %     WA LTV
--------------------------------------------------------------------------------
$100,000.01 - $150,000.00              4       $530,200.00      0.13%     56.74%
$150,000.01 - $200,000.00              5        915,250.00       0.22      66.89
$200,000.01 - $250,000.00              3        630,570.58       0.15      68.00
$250,000.01 - $300,000.00              5      1,448,349.34       0.34      60.96
$300,000.01 - $350,000.00             93     31,472,412.94       7.44      61.05
$350,000.01 - $400,000.00            179     67,268,607.65      15.90      58.77
$400,000.01 - $450,000.00            167     71,290,028.97      16.85      62.48
$450,000.01 - $500,000.00            120     57,498,613.26      13.59      59.50
$500,000.01 - $550,000.00             66     34,746,195.97       8.21      64.93
$550,000.01 - $600,000.00             76     44,004,391.51      10.40      57.08
$600,000.01 - $650,000.00             79     50,345,736.36      11.90      58.73
$650,000.01 - $700,000.00             12      8,222,164.71       1.94      54.86
$700,000.01 - $750,000.00             10      7,337,128.89       1.73      58.95
$750,000.01 - $800,000.00             11      8,618,962.51       2.04      63.97
$800,000.01 - $850,000.00              7      5,788,500.00       1.37      55.14
$850,000.01 - $900,000.00              4      3,511,400.00       0.83      63.49
$900,000.01 - $950,000.00              7      6,428,454.81       1.52      45.60
$950,000.01 - $1,000,000.00           22     21,768,958.82       5.15      54.72
$1,000,000.01 >=                       1      1,230,000.00       0.29      35.20
--------------------------------------------------------------------------------
Total:                               871   $423,055,926.32    100.00%     59.57%
--------------------------------------------------------------------------------
Minimum:  $110,000.00
Maximum:  $1,230,000.00
Average:  $486,029.38
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Jan 28, 2003 12:29                    Page 1 of 8

                        Collateral Stratification Report
                                 15YR JUMBO FEB
        (CURR_PORT in 5616,6092,5615,5640,5702,5707,5733,5740,5742,6021,
          6024,6027,6030,6039,6044,6045,6048,6100) and (blank DEL_CODE)
================================================================================



--------------------------------------------------------------------------------
Unpaid Balance                            COUNT                UPB             %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                          12      $2,076,020.58         0.49%
$250,000.01 - $300,000.00                     5       1,448,349.34          0.34
$300,000.01 - $350,000.00                    94      31,821,960.29          7.52
$350,000.01 - $400,000.00                   178      66,919,060.30         15.82
$400,000.01 - $450,000.00                   168      71,737,853.16         16.96
$450,000.01 - $500,000.00                   119      57,050,789.07         13.49
$500,000.01 - $550,000.00                    66      34,746,195.97          8.21
$550,000.01 - $600,000.00                    76      44,004,391.51         10.40
$600,000.01 - $650,000.00                    79      50,345,736.36         11.90
$650,000.01 - $700,000.00                    12       8,222,164.71          1.94
$700,000.01 - $750,000.00                    10       7,337,128.89          1.73
$750,000.01 - $800,000.00                    11       8,618,962.51          2.04
$800,000.01 - $850,000.00                     7       5,788,500.00          1.37
$850,000.01 - $900,000.00                     4       3,511,400.00          0.83
$900,000.01 - $950,000.00                     7       6,428,454.81          1.52
$950,000.01 - $1,000,000.00                  22      21,768,958.82          5.15
$1,000,000.01 >=                              1       1,230,000.00          0.29
--------------------------------------------------------------------------------
Total:                                      871    $423,055,926.32       100.00%
--------------------------------------------------------------------------------
Minimum:  $110,000.00
Maximum:  $1,230,000.00
Average:  $485,712.89
--------------------------------------------------------------------------------



-----------------------------------------------------------------------
Gross Rate                         COUNT                UPB           %
-----------------------------------------------------------------------
4.751% - 4.875%                        1        $413,250.00       0.10%
4.876% - 5.000%                        2         870,000.00        0.21
5.001% - 5.125%                        5       2,410,700.00        0.57
5.126% - 5.250%                       37      17,143,199.69        4.05
5.251% - 5.375%                       49      24,914,353.15        5.89
5.376% - 5.500%                       92      43,608,927.33       10.31
5.501% - 5.625%                      148      69,188,710.72       16.35
5.626% - 5.750%                      236     116,517,805.69       27.54
5.751% - 5.875%                      187      92,857,729.30       21.95
5.876% - 6.000%                       62      30,277,417.54        7.16
6.001% - 6.125%                       29      14,008,495.21        3.31
6.126% - 6.250%                       13       5,261,681.04        1.24
6.251% - 6.375%                        5       3,178,250.00        0.75
6.376% - 6.500%                        3       1,454,491.51        0.34
6.501% - 6.625%                        1         422,915.14        0.10
6.626% - 6.750%                        1         528,000.00        0.12
-----------------------------------------------------------------------
Total:                               871    $423,055,926.32     100.00%
-----------------------------------------------------------------------
Minimum:  4.875%
Maximum:  6.750%
Weighted Average:  5.729%
-----------------------------------------------------------------------



-----------------------------------------------------------------------
Net Rate                           COUNT                UPB           %
-----------------------------------------------------------------------
4.501% - 4.750%                        3      $1,283,250.00       0.30%
4.751% - 5.000%                       42      19,553,899.69        4.62
5.001% - 5.250%                      141      68,523,280.48       16.20
5.251% - 5.500%                      384     185,706,516.41       43.90
5.501% - 5.750%                      249     123,135,146.84       29.11
5.751% - 6.000%                       42      19,270,176.25        4.55
6.001% - 6.250%                        8       4,632,741.51        1.10
6.251% - 6.500%                        2         950,915.14        0.22
-----------------------------------------------------------------------
Total:                               871    $423,055,926.32     100.00%
-----------------------------------------------------------------------
Minimum:  4.625%
Maximum:  6.500%
Weighted Average:  5.477%
-----------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Jan 28, 2003 12:29                    Page 2 of 8

                        Collateral Stratification Report
                                 15YR JUMBO FEB
        (CURR_PORT in 5616,6092,5615,5640,5702,5707,5733,5740,5742,6021,
          6024,6027,6030,6039,6044,6045,6048,6100) and (blank DEL_CODE)
================================================================================



-----------------------------------------------------------------------
Original Term to Maturity          COUNT               UPB            %
-----------------------------------------------------------------------
61 - 120                               4     $1,989,963.82        0.47%
121 - 180                            867    421,065,962.50        99.53
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 180
-----------------------------------------------------------------------



-------------------------------------------------------------------------
Remaining Term to Stated Maturity    COUNT               UPB            %
-------------------------------------------------------------------------
61 - 120                                 4     $1,989,963.82        0.47%
121 - 180                              867    421,065,962.50        99.53
-------------------------------------------------------------------------
Total:                                 871   $423,055,926.32      100.00%
-------------------------------------------------------------------------
Minimum:  118
Maximum:  180
Weighted Average:  179
-------------------------------------------------------------------------



-----------------------------------------------------------------------
Seasoning                          COUNT               UPB            %
-----------------------------------------------------------------------
<= 0                                 454   $216,597,869.00       51.20%
1 - 1                                285    143,549,391.58        33.93
2 - 2                                 95     45,986,665.82        10.87
3 - 3                                 21      9,213,850.76         2.18
4 - 4                                 10      4,617,016.10         1.09
5 - 5                                  3      1,442,833.06         0.34
7 - 12                                 2      1,178,000.00         0.28
13 - 24                                1        470,300.00         0.11
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------
Minimum:  0
Maximum:  13
Weighted Average:  1
-----------------------------------------------------------------------



-----------------------------------------------------------------------
FICO Scores                        COUNT               UPB            %
-----------------------------------------------------------------------
0 - 0                                  2       $676,400.00        0.16%
620 - 629                              4      1,729,656.87         0.41
630 - 639                             14      5,874,761.31         1.39
640 - 649                              4      1,914,000.00         0.45
650 - 659                             14      6,920,068.83         1.64
660 - 669                             18      7,887,374.57         1.86
670 - 679                             28     13,444,506.51         3.18
680 - 689                             43     20,774,405.64         4.91
690 - 699                             53     27,417,149.56         6.48
700 - 709                             54     27,582,801.74         6.52
710 - 719                             51     25,030,421.56         5.92
720 - 729                             49     23,211,083.32         5.49
730 - 739                             60     29,123,338.99         6.88
740 - 749                             78     39,148,208.56         9.25
750 - 759                             74     34,697,377.49         8.20
760 - 769                             85     41,675,880.00         9.85
770 - 779                            104     49,114,828.76        11.61
780 - 789                             74     35,332,896.96         8.35
790 - 799                             44     23,316,136.85         5.51
800 - 809                             12      5,318,143.15         1.26
810 - 819                              6      2,866,485.65         0.68
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------
Minimum:  0
Maximum:  815
Weighted Average:  738
-----------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Jan 28, 2003 12:29                    Page 3 of 8

                        Collateral Stratification Report
                                 15YR JUMBO FEB
        (CURR_PORT in 5616,6092,5615,5640,5702,5707,5733,5740,5742,6021,
          6024,6027,6030,6039,6044,6045,6048,6100) and (blank DEL_CODE)
================================================================================



-----------------------------------------------------------------------
Loan To Value Ratio                COUNT               UPB            %
-----------------------------------------------------------------------
5.01% - 10.00%                         1       $500,000.00        0.12%
10.01% - 15.00%                        1        650,000.00         0.15
15.01% - 20.00%                        4      1,632,050.00         0.39
20.01% - 25.00%                       11      5,807,233.25         1.37
25.01% - 30.00%                       16      8,356,680.82         1.98
30.01% - 35.00%                       41     19,651,204.59         4.65
35.01% - 40.00%                       39     20,480,524.00         4.84
40.01% - 45.00%                       46     23,487,203.69         5.55
45.01% - 50.00%                       71     33,954,286.97         8.03
50.01% - 55.00%                       70     34,730,278.49         8.21
55.01% - 60.00%                       92     45,231,724.81        10.69
60.01% - 65.00%                       93     47,797,547.93        11.30
65.01% - 70.00%                      115     56,319,087.25        13.31
70.01% - 75.00%                      118     55,421,226.81        13.10
75.01% - 80.00%                      141     64,237,168.00        15.18
80.01% - 85.00%                        5      2,134,917.92         0.50
85.01% - 90.00%                        6      2,230,191.79         0.53
90.01% - 95.00%                        1        434,600.00         0.10
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------
Minimum:  9.90%
Maximum:  92.47%
Weighted Average:  59.57%
-----------------------------------------------------------------------



-----------------------------------------------------------------------
Comb Loan To Value Ratio           COUNT               UPB            %
-----------------------------------------------------------------------
<= 0.00%                             495   $242,128,511.01       57.23%
15.01% - 20.00%                        2        888,050.00         0.21
20.01% - 25.00%                        5      2,529,233.25         0.60
25.01% - 30.00%                        6      3,279,864.52         0.78
30.01% - 35.00%                       12      6,007,550.33         1.42
35.01% - 40.00%                       11      6,353,758.09         1.50
40.01% - 45.00%                       19      8,799,067.30         2.08
45.01% - 50.00%                       30     13,822,232.59         3.27
50.01% - 55.00%                       18      9,588,258.57         2.27
55.01% - 60.00%                       34     17,635,408.73         4.17
60.01% - 65.00%                       32     15,355,715.32         3.63
65.01% - 70.00%                       52     25,363,163.82         6.00
70.01% - 75.00%                       49     22,967,092.62         5.43
75.01% - 80.00%                       65     28,822,074.77         6.81
80.01% - 85.00%                        8      3,445,393.00         0.81
85.01% - 90.00%                       21     10,724,952.40         2.54
90.01% - 95.00%                       11      4,883,600.00         1.15
95.01% - 100.00%                       1        462,000.00         0.11
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------
Minimum:  0.00%
Maximum:  97.15%
Weighted Average:  27.18%
-----------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Jan 28, 2003 12:29                    Page 4 of 8

                        Collateral Stratification Report
                                 15YR JUMBO FEB
        (CURR_PORT in 5616,6092,5615,5640,5702,5707,5733,5740,5742,6021,
          6024,6027,6030,6039,6044,6045,6048,6100) and (blank DEL_CODE)
================================================================================



-----------------------------------------------------------------------
DTI                                COUNT               UPB            %
-----------------------------------------------------------------------
<= 0.000%                             88    $46,473,324.00       10.99%
1.001% - 6.000%                        8      5,348,112.50         1.26
6.001% - 11.000%                      28     14,567,419.47         3.44
11.001% - 16.000%                     67     35,524,769.53         8.40
16.001% - 21.000%                     95     46,130,986.83        10.90
21.001% - 26.000%                    107     52,829,243.04        12.49
26.001% - 31.000%                    129     63,018,642.64        14.90
31.001% - 36.000%                    126     55,236,997.50        13.06
36.001% - 41.000%                    100     46,420,169.41        10.97
41.001% - 46.000%                     73     33,819,364.00         7.99
46.001% - 51.000%                     41     19,391,979.14         4.58
51.001% - 56.000%                      6      2,720,000.00         0.64
56.001% - 61.000%                      1        596,918.26         0.14
61.001% - 66.000%                      1        608,000.00         0.14
71.001% - 76.000%                      1        370,000.00         0.09
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------
Minimum:  0.00%
Maximum:  71.50%
Weighted Average:  28.89%
-----------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Jan 28, 2003 12:29                    Page 5 of 8

                        Collateral Stratification Report
                                 15YR JUMBO FEB
        (CURR_PORT in 5616,6092,5615,5640,5702,5707,5733,5740,5742,6021,
          6024,6027,6030,6039,6044,6045,6048,6100) and (blank DEL_CODE)
================================================================================



-----------------------------------------------------------------------
Geographic Concentration           COUNT               UPB            %
-----------------------------------------------------------------------
California                           207    $95,948,303.78       22.68%
Virginia                              61     30,205,020.30         7.14
Florida                               56     28,297,583.63         6.69
Maryland                              56     25,451,205.35         6.02
New Jersey                            53     25,433,725.95         6.01
Georgia                               50     22,958,708.78         5.43
North Carolina                        37     21,022,267.00         4.97
New York                              38     16,866,550.00         3.99
Illinois                              32     15,362,893.14         3.63
Connecticut                           30     15,049,900.00         3.56
Texas                                 23     12,775,219.65         3.02
Colorado                              25     12,296,184.11         2.91
Tennessee                             19     11,232,203.06         2.66
Michigan                              22     10,833,930.48         2.56
Ohio                                  17      9,321,283.96         2.20
South Carolina                        18      9,148,000.00         2.16
Massachusetts                         17      7,994,032.37         1.89
Arizona                               15      7,829,300.00         1.85
Pennsylvania                          16      7,811,426.51         1.85
Missouri                               7      3,794,800.00         0.90
District of Columbia                   7      3,644,750.00         0.86
Indiana                                7      3,235,978.68         0.76
Washington                             6      2,809,500.00         0.66
Minnesota                              7      2,689,738.61         0.64
Oregon                                 5      2,248,858.00         0.53
Wisconsin                              4      2,167,918.26         0.51
Utah                                   5      2,124,643.15         0.50
Nevada                                 4      1,974,000.00         0.47
Kentucky                               4      1,947,350.00         0.46
Alabama                                4      1,703,780.24         0.40
Louisiana                              3      1,459,000.00         0.34
Vermont                                3      1,425,000.00         0.34
Kansas                                 2        936,200.00         0.22
Mississippi                            2        909,917.92         0.22
New Mexico                             2        662,500.00         0.16
Idaho                                  1        590,000.00         0.14
New Hampshire                          1        562,800.00         0.13
Hawaii                                 1        524,250.00         0.12
Montana                                1        510,000.00         0.12
Delaware                               1        500,000.00         0.12
Rhode Island                           1        438,454.52         0.10
Oklahoma                               1        358,748.87         0.08
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------



-----------------------------------------------------------------------
North-South CA                     COUNT               UPB            %
-----------------------------------------------------------------------
North CA                              89    $39,914,510.33        9.43%
South CA                             118     56,033,793.45        13.25
States Not CA                        664    327,107,622.54        77.32
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Zip Code Concentration             COUNT               UPB            %
-----------------------------------------------------------------------
90274                                  5     $3,233,854.81        0.76%
20854                                  6      3,012,596.14         0.71
28207                                  3      2,970,000.00         0.70
60093                                  5      2,547,384.28         0.60
06430                                  5      2,520,200.00         0.60
Other                                847    408,771,891.09        96.62
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Jan 28, 2003 12:29                    Page 6 of 8

                        Collateral Stratification Report
                                 15YR JUMBO FEB
        (CURR_PORT in 5616,6092,5615,5640,5702,5707,5733,5740,5742,6021,
          6024,6027,6030,6039,6044,6045,6048,6100) and (blank DEL_CODE)
================================================================================



-----------------------------------------------------------------------
Loan Purpose                       COUNT               UPB            %
-----------------------------------------------------------------------
Rate/Term Refi                       606   $296,158,220.58       70.00%
Cash Out Refi                        201     95,689,523.78        22.62
Purchase                              62     29,949,714.96         7.08
Construction Perm                      2      1,258,467.00         0.30
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------



-----------------------------------------------------------------------
Document Type                      COUNT               UPB            %
-----------------------------------------------------------------------
Full                                 718   $351,408,612.21       83.06%
NIV                                   36     18,919,424.57         4.47
Streamline doc                        43     18,108,721.90         4.28
Alt                                   24     11,949,491.54         2.82
Full Income/Lim. Asset                21     11,749,268.56         2.78
Asset Verification                    21      7,011,120.78         1.66
Lim. Income/Full Asset                 2      1,007,000.00         0.24
Stated Income                          2        960,000.00         0.23
Stated Inc/ Full Asset                 2        826,500.00         0.20
Limited Income Verif                   1        612,386.76         0.14
No Income, No Asset                    1        503,400.00         0.12
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------



-----------------------------------------------------------------------
Property Type                      COUNT               UPB            %
-----------------------------------------------------------------------
1-Family                             342   $166,508,714.43       39.36%
Single Family Detached               333    160,560,150.76        37.95
PUD                                  167     81,219,197.96        19.20
High-rise Condo                        6      2,999,800.00         0.71
Low-rise Condo                         7      2,895,184.28         0.68
Condo < 5 Floors                       6      2,735,000.00         0.65
Condo                                  4      2,456,273.93         0.58
PUD (Detached)                         2      1,725,879.07         0.41
2-Family                               3      1,335,725.89         0.32
3-Family                               1        620,000.00         0.15
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------



-----------------------------------------------------------------------
Occupancy                          COUNT               UPB            %
-----------------------------------------------------------------------
Primary                              822   $397,234,645.77       93.90%
Secondary                             49     25,821,280.55         6.10
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------



-----------------------------------------------------------------------
Prepayment Penalty                 COUNT               UPB            %
-----------------------------------------------------------------------
N                                    871   $423,055,926.32      100.00%
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------
wa TERM:  0.000
-----------------------------------------------------------------------



-----------------------------------------------------------------------
Balloon Flag                       COUNT               UPB            %
-----------------------------------------------------------------------
No                                   871   $423,055,926.32      100.00%
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Jan 28, 2003 12:29                    Page 7 of 8

                        Collateral Stratification Report
                                 15YR JUMBO FEB
        (CURR_PORT in 5616,6092,5615,5640,5702,5707,5733,5740,5742,6021,
          6024,6027,6030,6039,6044,6045,6048,6100) and (blank DEL_CODE)
================================================================================


-----------------------------------------------------------------------
Mortgage Ins.                      COUNT               UPB            %
-----------------------------------------------------------------------
Curr LTV < 80%                       859   $418,256,216.61       98.87%
GEMIC                                  1        416,000.00         0.10
MGIC                                   1        355,659.29         0.08
None                                   1        479,917.92         0.11
PMI EXISTS (Unknown Co)                4      1,568,100.00         0.37
Radian                                 2        783,748.87         0.19
Republic Mortgage                      1        325,000.00         0.08
Res. Mtg. Ins. Company                 1        522,500.00         0.12
United Guaranty                        1        348,783.63         0.08
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------
% LTV > 80 NO MI:  0.11%
-----------------------------------------------------------------------



-----------------------------------------------------------------------
Relocation Flag                    COUNT               UPB            %
-----------------------------------------------------------------------
                                     871   $423,055,926.32      100.00%
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------



-----------------------------------------------------------------------
Servicer                           COUNT               UPB            %
-----------------------------------------------------------------------
Bank of America                       26    $14,635,574.67        3.46%
Countrywide Funding Corp             289    146,904,231.17        34.72
GMAC                                 168     75,995,001.68        17.96
HSBC                                  86     39,598,900.00         9.36
National Mortgage                    186     86,477,337.83        20.44
Suntrust                              75     39,765,800.00         9.40
Wells Fargo Bank                      41     19,679,080.97         4.65
-----------------------------------------------------------------------
Total:                               871   $423,055,926.32      100.00%
-----------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Jan 28, 2003 12:29                    Page 8 of 8